FILING FEE: $100.00
BY: CONDER & NIELSON
SUITE 303
275 EAST SOUTH TEMPLE
SALT LAKE CITY, UTAH 84111

5815-86

ARTICLES OF INCORPORATION

OF

JACK HAMMER ENTERPRISES, INC.

We, the undersigned natural persons of the age of twenty-one years or more, acting as incorporators of a corporation under the General Corporation Law of the State of Nevada, adopt the following Articles of Incorporation for such corporation.

ARTICLE I

Name

The name of this corporation is Jack Hammer Enterprises, Inc.

ARTICLE II

Duration

The duration of this corporation is perpetual.

ARTICLE III

Purposes

The purpose or purposes for which this corporation is organized are:

(a) To engage in any lawful act or activity for which the corporation may be organized under the general corporation law of Nevada.

(b) To do each and every thing necessary, suitable or proper for the accomplishment and in the purpose of the attainment of any one or more of the subjects hereinafter

enumerated or which at any time may appear conductive to or expediant for the protection or benefit of this corporation and to do said acts as fully and to the same extent as natural persons might or could do in any part of the world as principals, agents, partners, trustees or otherwise either alone or in conjunction with any other person, association or corporation.

ARTICLE IV

Stock

The Corporation shall have the authority to issue fifty million (50,000,000) shares of common stock with a par value of $.001 per share, all stock of the corporation shall be of the same class common and shall have the same rights and preferences, fully paid stock of this corporation shall not be liable to any further call or assessment.

ARTICLE V

Amendment

These Articles of Incorporation may be amended by the affirmative vote of a majority of the shares entitled to vote on each such amendment.

ARTICLE VI

Shareholder Rights

The authorized and treasury stock of this corporation may be issued at such time, upon such terms and conditions and for such consideration as the Board of Directors shall determine.

Shareholders shall not have pre-emptive rights to acquire unissued shares of the stock of this corporation and cumulative voting is denied.

ARTICLE VII

Capitalization

This corporation will not commence business until at least $1,000.00 has been received by it as consideration for the issuance of shares.

ARTICLE VIII

Initial Office and Agent

The address of the initial registered office of the corporation is 7039 Montcliff Avenue, Las Vegas, Nevada 89117 and the name of the corporation's initial registered agent at such address is Herbert D. Williams.

ARTICLE IX

Directors

The number of Directors constituting the initial Board of Directors of this corporation is three. The names and addresses of persons who are to serve as directors until the first annual meeting of stockholders, or until their successors are elected and qualified are:

Herbert D. Williams
7039 Montcliff Avenue
Las Vegas, Nevada 89117

Lauriece Askeroth
6522 Hartwood Road
Las Vegas, Nevada 89109

Rhea M Williams
7039 Montcliff Avenue
Las Vegas, Nevada 89117

ARTICLE X

Incorporators

The name and address of each incorporator is:

Herbert D. Williams
7039 Montcliff Avenue
Las Vegas, Nevada 89117

Lauriece Askeroth
6572 Hartwood Road
Las Vegas, Nevada 89109

Rhea M Williams
7039 Montcliff Avenue
Las Vegas, Nevada 89117

ARTICLE XI

Common Directors - Transactions Between Corporations

No contract or other transaction between this corporation and one or more of its directors or any other corporation, firm, association or entity in which one or more of its directors or officers are financially interested, shall be either void or voidable because of such relation or interest, or because such director or directors are present at the meeting of the Board of Directors, or a committee thereof which authorizes, approves or ratifies such contract or transaction, or because his or their votes are counted for such purpose if: (a) the fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves, or ratifies this contract or transaction by vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or (b) the fact of such relationship or

interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or (c) the contract or transaction is fair and reasonable to the corporation.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or committee thereof which authorizes, approves or ratifies such contract or transaction.

DATED this 1st day of August, 1986.

Herbert D. Williams
Lauriece Askeroth
Rhea M. Williams

STATE OF NEVADA)
) ss
COUNTY OF CLARK)

I hereby certify that on the 1st day of August, 1986, Herbert D. Williams, Lauriece Askeroth, and Rhea M. Williams, personally appeared before me who, being by me first duly sworn, severally declared that they are the incorporators and that the statements therein contained are true.

DATED this 1st day of August, 1986.

ETHEL LINDA HOLMAN
Notary Public State of Nevada
Appointment Recorded in Clark County
My Appointment Expires June 14 1988

Ethel Linda Holman
NOTARY PUBLIC

My Commission Expires: June 14 1988

Residing in: Las Vegas, Nevada

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR 30 1992

CHERYL A. LAU SECRETARY OF STATE

No. 5815-86

FILING FEE: $75.00 DF C40156
THOMAS G. KIMBLE & ASSOCIATES
311 SO. STATE ST., STE. 440
SALT LAKE CITY, UT 84111

CERTIFICATE OF AMENDMENT OF ARTICLES OF INCORPORATION

OF

INTERNATIONAL ART SERVICES, INC.

A NEVADA CORPORATION

* * * * * *

Ira Kaplan, President and Secretary of International Art Services, Inc., a Nevada Corporation, do hereby certify that on the 24th day of March, 1992, the Board of Directors of International Art Services, Inc., unanimously passed a resolution as follows:

> RESOLVED, that the articles of incorporation of International Art Services, Inc, a Nevada Corporation, be amended so as to change the name of this Corporation to "Integrated Art Services, Inc.

That Ira Kaplan, being the sole Director and Officer of the Corporation, duly waived notice of a meeting of the Shareholders to consider said amendment, and on the 24th day of March, 1992, at International Art Services, Inc., 16000 Ventura Blvd. Encino, Ca. 91436, at 4:00 P.M. a Special Meeting of the Directors and Officers of International Art Services, Inc., was held at which time the Directors of said Corporation was present and was unanimously

> RESOLVED, that the amendment to change the name of this Corporation to Integrated Art Services, Inc., proposed to the Shareholders by resolution of the Board of Directors, regularly adopted by them on the 24th day of March, 1992, be, and the same is, hereby adopted and approved.

IN WITNESS HEREOF, International Art Services, Inc. has caused this certificate to be executed by Ira Kaplan, its President and Secretary, and its Corporate Seal to be hereunto affixed this 24th day of March, 1992.

President & Secretary

RECEIVED

MAR 30 1992

Secretary of State

STATE OF CALIFORNIA)
) SS:
COUNTY OF LOS ANGELES)

On this 24 day of March, 1992, personally appeared before me, a Notary Public, in and for the County and State ____________ and ___________ known to me to be the President and Secretary, respectively, of the Corporation that executed

the foregoing instrument, and upon oath, did depose and say that, he is an officer of the Corporation and that the seal affixed to the instrument was made by an officer of the corporation; and that the Corporation executed the instrument freely and voluntarily and for the uses and purposes therein mentioned.

NOTARY PUBLIC

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JAN 24 1992

CHERYL A. LAU SECRETARY OF STATE

No. 5815-86

FILING FEE- $75.00 TS REC#C04488
THOMAS G. KIMBLE & ASSOCIATES
311 SOUTH STATE STE. 440
SALT LAKE CITY, UT 84111

ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
JACK HAMMER ENTERPRISES, INC.

Pursuant to the applicable provisions of the Nevada Business Corporations Act, Jack Hammer Enterprises, Inc. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:

FIRST: The present name of the Corporation is Jack Hammer Enterprises, Inc.

SECOND: The following amendment to its Articles of Incorporation was adopted by majority consent of shareholders of the Corporation effective on January 10, 1992 in the manner prescribed by Nevada law.

1. Article I is amended to read as follows:

Name. The name of the corporation shall be: International Art Services, Inc.

THIRD: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 2,500,000.

FOURTH: The number of shares voted for such amendments was 1,676,000 (67 %) and the number voted against such amendment was -0-.

DATED this ~~tenth~~ day of January, 1992.

JACK HAMMER ENTERPRISES, INC.

By: ______________________
Ira Kaplan, President
and Secretary

VERIFICATION

STATE OF CALIFORNIA)
: ss.
COUNTY OF LOS ANGELES)

The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of Jack Hammer Enterprises, Inc. that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the Amendment duly adopted by the sole director and stockholders of the Corporation.

Ira Kaplan
Ira Kaplan, President and Secretary

STATE OF CALIFORNIA)
: ss.
COUNTY OF LOS ANGELES)

Before me the undersigned Notary Public in and for the said County and State, personally appeared the President and Secretary of Jack Hammer Enterprises, Inc., a Nevada corporation, and signed the foregoing Articles of Amendment as their own free and voluntary acts and deeds pursuant to a corporate resolution for the uses and purposes set forth.

IN WITNESS WHEREOF, I have set my hand and seal this TENTH day of January, 1992.

RECEIVED
10:45 am
JAN 21 1992
Secretary of State

Stephen H. Lawhorn
NOTARY PUBLIC, residing at
5408 SEPULVEDA BL. CULVER CITY, CA 90230

My Commission Expires:
JULY 16, 1994

OFFICIAL SEAL
STEPHEN H. LAWHORN
NOTARY PUBLIC - CALIFORNIA
LOS ANGELES COUNTY
My Comm. Expires July 16, 1994

Acknowledgement

State of CALIFORNIA
County of LOS ANGELES } SS

On MARCH 25, 1992 before me, STEPHEN H. LAWHORN personally appeared IRA KAPLAN personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

STEPHEN H. LAWHORN
NOTARY PUBLIC
LOS ANGELES
COUNTY
COMMISSION EXPIRES
JULY 16, 1994

(This area for official seal)

Signature Stephen H. Lawhorn

ATTENTION NOTARY: Although the information requested below is **OPTIONAL**, it could prevent fraudulent attachment of this certificate to another document.

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED AT RIGHT

Title or Type of Document MINUTES
Number of Pages FOUR Date of Document MARCH 24, 1992
Signer(s) Other Than Named Above NONE

TT 1100 (11/90)

STATE OF NEVADA
Department of
State

I hereby certify that this is a true and complete copy of the document as filed in this office

DATED APR 01 1992

CHERYL A. LAU
Secretary of State

By

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

MAR X5 1993

CHERYL A. LAU SECRETARY OF STATE

No. 5815-86

FILING FEE: $75.00 C,4653 PI
EXPEDITE #E035228
THOMAS G. KIMBLE & ASSOCIATES
311 SO. STATE ST., SUITE 440
SALT LAKE CITY, UT 84111

**ARTICLES OF AMENDMENT
TO THE
ARTICLES OF INCORPORATION
OF
INTEGRATED ART SERVICES, INC.**

Pursuant to the applicable provisions of the Nevada Business Corporations Act, Integrated Art Services, Inc. (the "Corporation") adopts the following Articles of Amendment to its Articles of Incorporation by stating the following:

FIRST: The present name of the Corporation is Integrated Art Services, Inc.

SECOND: The following amendment to its Articles of Incorporation was adopted by majority consent of shareholders of the Corporation effective on February 24th, 1993 in the manner prescribed by Nevada law.

1. Article I is amended to read as follows:

Name. The name of the corporation shall be: Worldwide Collectibles, Inc.

THIRD: The number of shares of the Corporation outstanding and entitled to vote at the time of the adoption of said amendment was 7,500,000.

FOURTH: The number of shares voted for such amendments was 3,905,000 (53 %) and the number voted against such amendment was 0.

DATED this 24th day of February, 1993.

INTEGRATED ART SERVICES, INC.

By: [signature]
Ira Kaplan, President
and Secretary

VERIFICATION

STATE OF CALIFORNIA)
: ss.
COUNTY OF LOS ANGELES)

The undersigned being first duly sworn, deposes and states: that the undersigned is the Secretary of Integrated Art Services, Inc. that the undersigned has read the Articles of Amendment and knows the contents thereof and that the same contains a truthful statement of the Amendment duly adopted by the sole director and stockholders of the Corporation.

Ira Kaplan, President and Secretary

STATE OF CALIFORNIA)
: ss.
COUNTY OF LOS ANGELES)

On this TWENTY FOURTH day of FEBRUARY, 1993, personally appeared before me, Ira Kaplan, as Secretary of Integrated Art Services, Inc., the signer of the foregoing instrument, whose identity is personally known to me or proven on the basis of satisfactory evidence, who voluntarily signed the document in my presence on behalf of said corporation and has taken an oath or affirmation before me duly attesting to the truthfulness of its contents.

Official Seal

Notary Public

STEPHEN H. LAWHORN
NOTARY PUBLIC
LOS ANGELES
COUNTY
COMMISSION EXPIRES
JULY 16, 1994

RECEIVED
FEB 26 1993
9:45

RECEIVED
MAR 05 1993
9:15
Secretary of State

FILED
IN THE OFFICE OF THE
SECRETARY OF STATE OF THE
STATE OF NEVADA

JUL 3 0 1999

No. C 5815-86

DEAN HELLER, SECRETARY OF STATE

ARTICLES OF AMENDMENT

TO THE

ARTICLES OF INCORPORATION

OF

WORLD WIDE COLLECTIBLES, INC.

Pursuant to the laws of the State of Nevada the following Articles of Amendment to its Articles of Incorporation are adopted by World Wide Collectibles, Inc.

First: The name of the Corporation is World Wide Collectibles, Inc.

Second: The following amendments to the Articles of Incorporation were adopted by the shareholders of the Corporation on July 10, 1999, in the manner prescribed by the laws of the State of Nevada:

THE NAME OF THE CORPORATION IS CHANGED TO:

World Wide Net, Inc.

Third: The number of shares of common stock of the Corporation outstanding at the time of the adoption of the above amendment was 10,000,000; and the number of shares entitled to vote on the amendment was 10,000,000.

Fourth: The number of shares of common stock that voted for the above amendment was 10,000,000; and the number of shares of common stock that voted against the above amendment was 0.

Fifth: The designation, number of shares, and voting results of each class of stock of the Corporation entitled to vote on the above amendment as a class were as follows:

Class	Number of Shares	Shares Voting For	Shares Voting Against
Common	10,000,000	10,000,000	0

Sixth: Any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected in the following manner: None.

Dated: Jan 21 1999

By Jack R Talan Jack R Talan
President

and

Jack R Talan Jack R Talan
Secretary

07/30/1999 10:34A KA6135 FY00-000-06109

FILED # C5815-86

MAY 1 0 2001

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

DEAN HELLER
Secretary of State
101 North Carson Street, Suite 3
Carson City, Nevada 89701-4786
(775) 684 5708

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Office Use Only

Important: Read attached instructions before completing

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
- Remit in Duplicate -

1. Name of corporation: World Wide Net, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article I. is deleted in its entirety and replaced with the following:

I. NAME OF CORPORATION: Unlimited Coatings Corporation

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: 23,000,000 *

4. Signatures (Required):

President ~~or Vice President~~ and Secretary ~~or Asst. Secretary~~

* If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

FILED # C-5815-86

AUG 18 2004

IN THE OFFICE OF
DEAN HELLER, SECRETARY OF STATE

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Unlimited Coatings Corporation

2. The articles have been amended as follows (provide article numbers, if available):

"ARTICLE IV"
"Stock"

"The total number of shares which the Corporation shall have the authority to issue is 200,000,000 shares of capital stock consisting of 195,000,000 shares of common stock, par value $0.0001, and 5,000,000 shares of preferred stock, par value $0.0001 per share, and that the Board of Directors has the authority to establish one or more series of preferred stock and fix relative rights and preferences of any series of preferred stock to be determined by the Board of Directors."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 815,564 out of 1,090,000 outstanding

4. Effective date of filing (optional): 8/3/04

(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Rebekah Laird-Ruthstrom, Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Entity #
C5815-1986
Document Number:
20050041838-01

Date Filed:
3/2/2005 7:51:05 AM
In the office of

Dean Heller
Secretary of State

Certificate of Amendment
(PURSUANT TO NRS 78.385 and 78.390)

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:
Unlimited Coatings Corporation

2. The articles have been amended as follows (provide article numbers, if available):

Article I is deleted in its entirety and replaced with the following:

ARTICLE I

Name

The name of this corporation is International American Technologies, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the * articles of incorporation have voted in favor of the amendment is: 16,311,280 of ~~17,527,647~~ 20,000,000 RR outstanding

4. Effective date of filing (optional):
(must not be later than 90 days after the certificate is filed)

5. Officer Signature (required): Rebekah Ruthstrom, Secretary

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees. See attached fee schedule.

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

Certified Copy

March 13, 2005

Job Number: C20050313-0244
Reference Number: 00000062303-64
Expedite:
Through Date:

The undersigned filing officer hereby certifies that the attached copies are true and exact copies of all requested statements and related subsequent documentation filed with the Secretary of State's Office, Commercial Recordings Division listed on the attached report.

Document Number(s)	Description	Number of Pages
20050041838-01	Amendment	1 Pages/1 Copies

Respectfully,

Dean Heller

DEAN HELLER
Secretary of State

By

Certification Clerk

Commercial Recording Division
200 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-5630

DEAN HELLER
Secretary of State

RENEE L. PARKER
Chief Deputy
Secretary of State

PAMELA RUCKEL
Deputy Secretary
for Southern Nevada

STATE OF NEVADA

OFFICE OF THE
SECRETARY OF STATE

CHARLES E. MOORE
Securities Administrator

SCOTT W. ANDERSON
Deputy Secretary
for Commercial Recordings

ELLICK HSU
Deputy Secretary
for Elections

REBEKAH RUTHSTROM
601 CIEN ST
KEMAH, TX 77565

March 13, 2005

RECEIVED
MAR 15 2005

Job Number: C20050313-0244

Job Contents:
NV Corp Certified Copy Request Cover Letter(s): 1

Special Handling Instructions:

FED EX TRACK # 7922 2845 5852

OUT 3-14-05 RAS

REBEKAH RUTHSTROM
601 CIEN ST
KEMAH, TX 77565

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number
[signature]	20070262377-46
Ross Miller Secretary of State State of Nevada	Filing Date and Time 04/16/2007 6:04 AM Entity Number C5815-1986

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

International American Technologies, Inc.

2. The articles have been amended as follows (provide article numbers, if available):

Article 1 is deleted in its entirety and replaced and replaced with the following:

Article 1

Name

The name of this corporation is Hammonds Industries, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is: 32,311,280 of 36,135,000 outstanding

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X [signature], Secretary/Treasurer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

STATE OF NEVADA

ROSS MILLER
Secretary of State

SCOTT W. ANDERSON
Deputy Secretary for Commercial Recordings

OFFICE OF THE
SECRETARY OF STATE

Filing Acknowledgement

April 16, 2007

Job Number
C20070417-0018

Corporation Number
C5815-1986

Filing Description
Amendment

Document Filing Number
20070262377-46

Date/Time of Filing
April 16, 2007 06:04:01 AM

Corporation Name
HAMMONDS INDUSTRIES, INC.

Resident Agent
BUDGET CORP

The attached document(s) were filed with the Nevada Secretary of State, Commercial Recordings Division. The filing date and time have been affixed to each document, indicating the date and time of filing. A filing number is also affixed and can be used to reference this document in the future.

Respectfully,

ROSS MILLER
Secretary of State

Commercial Recording Division
202 N. Carson Street
Carson City, Nevada 89701-4069
Telephone (775) 684-5708
Fax (775) 684-7138

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

Filed in the office of	Document Number 20100100442-94
[signature] Ross Miller Secretary of State State of Nevada	Filing Date and Time 02/17/2010 2:00 PM
	Entity Number C5815-1986

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Hammonds Industries, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article 1 is deleted in its entirety and replaced with the following:

Article 1

Name

The name of this corporation is Delta Seaboard International, Inc.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 26,419,963 or 52.5%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Rebekah Laird-Ruthstrom, Secretary/Treasurer

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of [signature] Ross Miller Secretary of State State of Nevada	Document Number 20100398664-69 Filing Date and Time 06/03/2010 1:50 PM Entity Number C5815-1986

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Delta Seaboard International, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

ARTICLE IV - Stock "The total number of shares which the Corporation shall have the authority to issue is 200,000,000 shares of capital stock consisting of 195,000,000 shares of common stock, par value $0.0001 and 5,000,000 shares of preferred stock, par value $0.0001 per share and that the Board of Directors has the authority to establish one or more series of preferred stock and fix relative rights and preferences of any series of preferred stock to be determined by the Board of Directors."
"By the action taken pursuant to NRS 78.320 with the approval of the Joint Written Consent of the Board of Directors and Majority Stockholders of the Corporation dated December 31, 2009, the issued and outstanding shares of the Corporation's common stock shall be subject to a reverse split on the basis of one (1:10) for ten."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 26,419,963 or 52.5%

4. Effective date of filing: (optional) 2/3/10

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Rebekah Laird-Ruthstrom, Secretary/Treasurer

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

090201

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Filed in the office of	Document Number 20120487108-63
Ross Miller Secretary of State State of Nevada	Filing Date and Time 07/13/2012 2:05 PM
	Entity Number C5815-1986

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Delta Seaboard International, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I is amended as follows: "The name of the Corporation is American International Holdings Corp.

Article IV is amended as follows: "The total number of shares which the Corporation shall be entitled to issue is 200,000,000 shares of capital stock consisting of 195,000,000 shares of common stock, par value $0.0001 and 5,000,000 shares of preferred stock, par value $0.0001. The board of directors has the authority to establish one or more series of preferred stock and fix the relative rights and preferences of any series of preferred stock to be determined by the board of directors. The 74,638,376 shares of common stock issued and outstanding will be reduced on a one for one hundred(1:100) basis to 746,484 shares of common stock. Any fractional shares of common stock shall be rounded up to the next whole share of common stock."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 48,823,501 shares/65.3%

4. Effective date and time of filing: (optional) Date: Time:
(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X Rebekah Laird-Ruthstrom
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.